SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                                     of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant:                        [X]
Filed by a Party Other than the Registrant: [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2)
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Materials Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                           Hallwood Energy Corporation
                (Name of Registrant as Specified in Its Charter)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

(Name of Person(s) Filing Proxy Statement, if other than the Registrant):

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth amount on which the filing is calculated and state how it was determined.)

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number. Or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                  2)       Form, Schedule or Registration Statement No.:

                  3)       Filing Party:

                  4)       Date Filed:





                           HALLWOOD ENERGY CORPORATION
                        4610 S. ULSTER STREET, SUITE 200
                             DENVER, COLORADO 80237

                           NOTICE OF ANNUAL MEETING OF
                                  STOCKHOLDERS

To Our Stockholders:

     The following are the essential facts in the call of the annual meeting of Stockholders of Hallwood Energy Corporation.

LOCATION..............................          3710 Rawlins, Suite 1500
                                                Dallas, Texas

TIME.........................................   11:00 a.m. CDT

DATE........................................    Wednesday, May 17, 2000

ITEMS OF BUSINESS TO BE                         1.To elect three directors to
                                                hold office for three years;
  ADDRESSED........................
                                                2.To transact any other business
                                                properly presented at the
                                                meeting.

RECORD DATE......................               Stockholders of record as of the
                                                close of business on March 24,
                                                2000  are  entitled  to  notice
                                                of and to  vote at the annual
                                                meeting of Stockholders  or any
                                                adjournment of the meeting.

ANNUAL REPORT.................                  The Company's 1999 Annual
                                                Report, which is not part of the
                                                proxy soliciting  material, is
                                                enclosed.  The Annual Report
                                                contains the Company's
                                                Form 10-K.

                                          By Order of the Board of Directors,
                                          Cathleen M. Osborn
                                          Vice President, General Counsel
                                          & Corporate Secretary

April 7, 2000

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE.

PROXY STATEMENT
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                           HALLWOOD ENERGY CORPORATION
                        4610 S. ULSTER STREET, SUITE 200
                             DENVER, COLORADO 80237

                            TELEPHONE (303) 850-7373

This Proxy Statement contains important information about the 2000 Annual Meeting of the Stockholders of Hallwood Energy Corporation. This meeting will be held on Wednesday, May 17, 2000, at 11:00 a.m. CDT, at the offices of Company located at 3710 Rawlins, Suite 1500, Dallas, Texas. If the annual meeting should be adjourned to another time or place, this Proxy Statement will also apply to the resumption of the meeting at that new time and place.

DATE OF MAILING

This Proxy Statement and the accompanying proxy card are being sent to the Company's stockholders on or about April 7, 2000.

THE PURPOSE OF THIS PROXY STATEMENT -- RECOMMENDATIONS BY THE BOARD OF DIRECTORS

This Proxy Statement is a solicitation of proxies by the Board of Directors of the Company. The Board asks you to authorize the proxies appointed by the Board to vote in favor of: (1) the election of three directors to the Board; and (2) transacting any other business properly presented at the meeting.

VOTING YOUR SHARES BY PROXY

You may vote your shares by signing and returning your proxy card to the Company in the prepaid envelope. If your shares are held in "street name" with a broker or similar party, your broker will provide you with voting instructions. If you hold both Common Stock and Preferred Stock in street name, you will receive two proxy cards, one for voting each class of stock. Please vote and return both cards.

The proxies will vote your shares in accordance with the instructions you provide on your proxy card. If you authorize the proxies to vote your shares but do NOT specify how your shares should be voted, then your shares will be voted FOR the election of all Director nominees specified in this Proxy Statement.

The Company does not know of any matters other than the election of Directors that will be presented at the annual meeting. However, if any other matters are presented at the meeting, the proxy for your shares will be voted in accordance with the recommendations of the Company's management unless you withhold authority to vote on any other such matters.

IF YOU DECIDE TO CHANGE YOUR PROXY OR REVOKE IT

After voting by proxy, you may revoke your proxy at any time prior to the voting of shares in one of three ways: (1) You may write to the Corporate Secretary of the Company prior to the annual meeting (in time for the written communication to reach the Secretary) and tell her in writing that you wish to revoke your proxy, (2) you may return a later-dated proxy card, or (3) you may revoke your proxy by attending the annual meeting, informing the Secretary or her designee prior to the voting of shares at the annual meeting that you wish to revoke your proxy and then voting by ballot at the meeting.

HOW IS HALLWOOD SOLICITING PROXIES?

Proxies are being solicited initially by mail. The Company, through its officers and employees, may also solicit proxies in person or by telephone. No Company employees will receive additional compensation for their services in soliciting proxies. In addition, certain banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who hold shares for the benefit of some other party (the "beneficial owner") may solicit proxies. If so, they will mail proxy information to, or otherwise communicate with, the beneficial owners of shares of the Company's stock held by them. The Company also will pay all other expenses of solicitation of proxies.

WHO IS ENTITLED TO VOTE?

Only persons who own shares of Hallwood's Common Stock or Preferred Stock as of the close of business on the record date, which is March 24, 2000, as shown on the official stock ownership records of the Company, will be entitled to vote at the annual meeting. Hallwood's official records of stock ownership will conclusively determine whether you are a "holder of record" as of such date and time. As of March 24, 2000, there were 9,999,754 shares of Common Stock and 2,290,349 shares of Preferred Stock issued and outstanding. All voting at the annual meeting will be on the basis of shares outstanding on the record date of March 24, 2000, and stockholders will be entitled to vote only the number of shares held by them on March 24, 2000. Former limited partners in Hallwood Energy Partners, L.P. and former stockholders in Hallwood Consolidated Resources Corporation who did not exchange their HEP Units or Hallwood Consolidated shares by March 24, 2000 will not be entitled to vote. Approximately 587,460 shares of Common Stock and 30,990 shares of Preferred Stock of the Company have not been exchanged and are not entitled to vote at the annual meeting.

Each share of Common Stock and Preferred Stock is entitled to one vote on each matter to come before the annual meeting (i.e., "one share, one vote"). The Common Stock and Preferred Stock vote together in the election of Directors and vote as separate classes on all other matters upon which stockholders may vote.

WHAT CONSTITUTES A QUORUM?

In order to transact business at the annual meeting, a "quorum" of the stockholders must be present. The presence at the annual meeting of stockholders who own a majority (i.e. more than 50%) of the total shares of Common Stock and Preferred Stock outstanding will constitute a quorum for the transaction of business. Stockholders will be counted as "present" at the meeting if they attend in person or if they have sent to the Company a properly signed proxy card. The unexchanged shares of Common Stock and Preferred Stock will be considered outstanding in determining if a quorum is present.

WHAT IS THE EFFECT OF MY ABSTAINING FROM VOTING ON ANY MATTER?

The Company is a Delaware corporation. Delaware corporation law states that if a stockholder chooses to abstain from voting, the stockholder will still be treated as present and entitled to vote for purposes of determining whether a quorum is present. In other words, those shares will be counted in determining whether a majority -- more than 50% -- of the Company's shares are considered "present" at the meeting, therefore constituting a quorum. As a result, if you complete your proxy card but abstain from voting on any matter, you will be considered present for purposes of determining whether a quorum is established.

Abstentions will not be counted as a vote "for" or "against" any matter. However, shares which abstain from voting will have the same effect as voting no or against any matter voted on at the meeting which requires the affirmative vote of a majority of the shares present and voting. Delaware corporation law also provides that broker non-votes will be considered as shares present at the meeting for purposes of establishing a quorum. A broker non-vote occurs when a broker who holds customers' securities does not have authority to vote the securities. A broker non-vote on a matter will only count in determining whether there is a quorum present at the meeting. Like abstentions, broker non-votes will not be counted in determining whether a matter has been approved by a majority of the shares present at the meeting or whether a plurality of the vote of the shares present and entitled to vote has been cast.


                              ELECTION OF DIRECTORS

The Board has nominated William L. Guzzetti, Nathan C. Collins and Jerry A. Lubliner for election to the Board at the annual meeting. Information about these persons, their business experience and other relevant information may be found on pages 6 and 7 of this Proxy Statement.

WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?

Directors are elected by a plurality of the votes cast at the meeting either in person or by proxy. The three nominees for Directors who receive the highest number of votes cast at the meeting will be elected to the Board.

TERMS OF OFFICE OF DIRECTORS ELECTED AT THE ANNUAL MEETING

Directors who are elected at the annual meeting will serve for a term of office that continues from the date and time of their election until the 2003 Annual Meeting of Stockholders. The Board is divided into three classes of Directors, with each class consisting of approximately one-third of the total number of Directors and with the classes serving staggered three-year terms. At the annual meeting, you will elect three Directors to the Board. The remaining Directors will continue in office for their terms indicated on pages 7 and 8 of this Proxy Statement.

WHAT HAPPENS IF A NOMINEE CANNOT SERVE?

The persons who have been nominated for election as Directors have told Hallwood that they are willing to be elected and to serve as Directors of the Company. If any of these nominees should become unable to serve, or otherwise should become unavailable for election (for example, if any of them should become ill or incapacitated or should die), the current members of the Board of Directors (by majority vote) may name another person as a substitute nominee. If a substitute nominee is named by a majority vote of the current members of the Board, all proxies will be voted for the person so named (unless you specify on your proxy card to withhold voting for such person). The current Board is not required to name a substitute nominee. If a substitute nominee is not named by the current Board, then all proxies will be voted for the election of the remaining nominees (or as directed on your proxy card). In no event will more than three Directors be elected at the annual meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS




                                 STOCK OWNERSHIP

The stock ownership table set forth on the next page contains certain information about large stockholders of the Company as well as information regarding stock ownership by the Company's Directors and executive officers as of March 24, 2000.

WHO ARE THE COMPANY'S LARGEST STOCKHOLDERS?

The table on the next page includes information on each stockholder the Company knows to be the "beneficial" owner of more than five percent (5%) of the Company's Common Stock and Preferred Stock outstanding. A beneficial owner is the person or entity entitled to the rights and benefits associated with ownership of the stock, whether or not that person actually holds legal title. For example, a person who holds shares in "street name" with a broker is the beneficial owner, even though the broker may hold actual legal title.

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND SENIOR EXECUTIVES OWN?

The table also includes information on the stock ownership of each Director of the Company, each of the Named Executive Officers of the Company and all executive officers and Directors of the Company as a group.

WHO ARE THE NAMED EXECUTIVE OFFICERS?

The "Named Executive Officers" are the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company as of the end of the Company's 1999 fiscal year.

If a person or entity listed in the table on the next page is the beneficial owner of less than one percent of the Company's Common Stock or Preferred Stock outstanding, this fact is indicated by an asterisk in the table. Except as otherwise noted in the footnotes to the table, each of the persons or entities named in the following table has the sole voting and investment power with respect to all shares of Common Stock and Preferred Stock of which such person or entity is the beneficial owner. The address of each of the persons or entities named in the table is based on information furnished to the Company by such person or entity and is such person or entity's business address. In determining the information to include in this table, the Company has disregarded, and therefore not listed, shares reserved for issuance under outstanding stock options except where otherwise indicated.















                                                                     Number of Shares         Percent of
                       Name                          Title of        Beneficially Owned          Class
                                      Class
  5% or Greater Holders

  The Hallwood Group Incorporated(1)                  Common             1,800,000               18.0
  3710 Rawlins Street, Suite 1500
  Dallas, Texas 75219

  Heartland Advisers, Inc. (2)                        Common             1,621,259               16.2
  789 North Water Street
  Milwaukee, Wisconsin 53202

  NewSouth Capital Management, Inc. (3)
  1000 Ridgeway Loop Rd., Ste. 233                    Common             1,092,524               10.9
  Memphis, Tennessee  38120

  Directors and Executive Officers

  Anthony J. Gumbiner  (4) (5)                        Common             1,894,467               18.8

  William L. Guzzetti  (4) (5)                        Common             1,853,141               18.4
                                                     Preferred               6                     *
  Russell P. Meduna  (5)                              Common               40,978                  *

  Cathleen M. Osborn  (5)                             Common               28,730                  *
                                                     Preferred              300                    *
  Thomas J. Jung  (5)                                 Common               25,933                  *
                                                     Preferred             1,000                   *
  Hans-Peter Holinger

  Rex A. Sebastian                                    Common                297                    *
                                                     Preferred               26                    *
  Nathan C. Collins

  John R. Isaac, Jr.

  Jerry A. Lubliner

  Hamilton P. Schrauff

  Bill M. Van Meter  (6)                              Common                 500                   *
                                                     Preferred             2,000                   *
  All Directors and Executive Officers as a           Common             2,114,264               20.5
  Group (16 persons) (4) (5) (6)                     Preferred             5,398                   *


(1) Information is from the Amendment to Schedule 13D of The Hallwood Group Incorporated filed February 28, 2000. According to the Schedule 13D, 360,000 of the shares are owned by Epsilon Trust, which has granted Hallwood Group an irrevocable proxy with respect to those shares, and therefore, Hallwood Group may be deemed to have sole voting power with respect to all 1,800,000 shares. Epsilon Trust has also granted Hallwood Group a right to purchase the 360,000 shares for six months and a right of first refusal to the shares thereafter. Therefore, Hallwood Group may be deemed to share dispositive power over the 360,000 shares.

(2) Information is from the Amendment to Schedule 13G of Heartland Advisors dated January 20, 2000. The Schedule 13G states that the shares are held in investment advisory accounts of Heartland Advisors, Inc. and that no such account holds more than 5% of the Common Stock. Heartland Advisors has advised the Company that it owns 16.2% of the Common Stock as a result of the consolidation of Hallwood Energy Partners, L.P. and Hallwood Consolidated Resources Corporation. Heartland Advisors has certified to the Company that it acquired shares of Common Stock in excess of 14.99%
    inadvertently or without knowledge of the effect of the terms of the Company's Rights Agreement dated June 8, 1999. Therefore, Heartland is not an "Acquiring Person" under the Rights Agreement.

(3) Information is from Schedule 13G of NewSouth Capital Management, Inc., dated December 31, 1999. The Schedule 13G states that NewSouth acquired the shares on behalf of its investment advisor clients. The Schedule 13G also states that the Estate of William B. Lee, III has the right to receive, with the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares, and the estate's interest relates to more than 5% of the Common Stock.

(4) Includes 1,800,000 shares of Common Stock beneficially owned by The Hallwood Group Incorporated. Mr. Gumbiner is Chairman of the Board and Chief Executive Officer of The Hallwood Group Incorporated and Mr. Guzzetti is Executive Vice President.

(5) The following number of shares issuable upon the exercise of currently exercisable options are included in the amounts shown: Mr. Gumbiner, 89,767 shares; Mr. Guzzetti, 53,067 shares; Mr. Meduna, 40,034 shares; Ms. Osborn, 27,900 shares; Mr. Jung, 24,533 shares; other executive officers, 64,701 shares.

(6) 1,200 shares of Preferred Stock are owned by his wife's trust, of which Mr. Van Meter is the trustee.

                            MANAGEMENT OF THE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

The Board is divided into three classes of Directors, with each class consisting of approximately one-third of the total number of Directors and with the classes serving staggered three-year terms. Directors elected at each annual meeting of stockholders serve for a period of three years. Executive officers are elected annually by the Board and serve at the discretion of the Board. The following sets forth certain biographical information concerning each of the Company's Directors and its executive officers.

DIRECTOR NOMINEES FOR ELECTION FOR A THREE-YEAR TERM ENDING WITH THE 2003 ANNUAL MEETING

William L. Guzzetti, 56, has been President, Chief Operating Officer and a Director of the Company since December 14, 1998. He was President, Chief Operating Officer and a director of the general partner of Hallwood Energy Partners, L.P. ("HEP") from 1985 until June 1999. He was President, Chief Operating Officer and a director of Hallwood Consolidated Resources ("Hallwood Consolidated") from May 1991 until June 1999. Mr. Guzzetti is also an Executive Vice President of The Hallwood Group Incorporated ("Hallwood Group") and in that capacity may devote a portion of his time to the activities of Hallwood Group, including the management of real estate investments, acquisitions and restructurings of entities controlled by Hallwood Group. He is a director and President of Hallwood Realty Corporation ("Hallwood Realty"), which is the general partner of Hallwood Realty Partners, L.P., and in that capacity may devote a portion of his time to the activities of Hallwood Realty. He is a member of The Florida Bar and the State Bar of Texas.

Nathan C. Collins, 65, has been a Director of the Company since June 8, 1999. He was a director of the general partner of HEP from March 1997 until June 1999. Since June 1999, he has been President of Nordstrom fsb. From February 1999 until June 1999, he was a consultant in banking products development for Nordstrom, Inc. He is also a director of First State Bank of Flagstaff. From March 1, 1995 until March 1, 1996, he was President, Chief Executive Officer and a director of Flemington National Bank & Trust in Flemington, New Jersey. From November 1987 until December 1994, he was chairman of the board of directors, President and Chief Executive Officer of BancTexas Group Inc. He began his banking career in August 1964 with the Valley National Bank in Phoenix, Arizona and held various positions there, finally becoming Executive Vice President, Senior Credit Officer and Manger of Asset/Liability Group of the bank.

Jerry A. Lubliner, 45, has served as a Director of the Company since June 8, 1999. From June 1992 until June 1999, Dr. Lubliner was a director of Hallwood Consolidated. Dr. Lubliner is a medical doctor who has been in private practice since 1986. From 1986 to 1988, he was Associate Chief-Sports Medicine at the Hospital for Joint Diseases--Orthopaedic Institute in New York. Dr. Lubliner is a Fellow of the American Academy of Orthopaedic Surgeons.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

John R. Isaac, Jr., 55, has served as a Director of the Company since June 8, 1999. From June 1992 until June 1999, Mr. Isaac was a director of Hallwood Consolidated. Since June 1, 1999, Mr. Isaac has been President and Chief Executive Officer of 99(cent)Stuff, LLC, a chain of retail variety stores. Since October 1997, Mr. Isaac has been Chief Executive Officer and President of Ideas, Inc., a retail consulting company. From February 1996 to October 1997, Mr. Isaac was President and Chief Executive Officer of Thorn Americas, Inc., parent of Rent-A-Center USA. From March 1995 until February 1996, Mr. Isaac was President and Chief Operating Officer of Rent-A-Center USA. From February 1991 to February 1995, Mr. Isaac was President and Chief Operating Officer of Everything's A Dollar, a division of Value Merchants, Inc. He was President and Chief Executive Officer of Hallwood Industries Incorporated from August 1987 to October 1991. He was President of Tradevest, Inc., a mail order catalog retailer, from 1986 to 1987, and a Vice President of Service Merchandise Co., Inc., a catalog showroom retailer, from 1981 to 1986.

Rex A. Sebastian, 70, has been a Director of the Company since June 8, 1999. He was a director of the general partner of HEP from March 1997 until June 1999. Until April 2000, Mr. Sebastian is a member of the board of directors of Ferro Corporation. He served as Senior Vice President-Operations of Dresser Industries, Inc. from January 1975 until his retirement in July 1985. He joined Dresser in 1966. Mr. Sebastian is now a private investor.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

Anthony J. Gumbiner, 55, has served as a Director of the Company since June 8, 1999. He has also served as Chairman of the Board of Directors of Hallwood Group since 1981 and as Chief Executive Officer of Hallwood Group since April 1984. He was Chairman of the Board and Chief Executive Officer of the general partner of HEP from 1984 until June 1999. He was Chairman of the Board and Chief Executive Officer of Hallwood Consolidated from February 1992 to June 1999. Mr. Gumbiner has also served as Chairman of the Board of Directors and as a director of Hallwood Holdings S.A., a Luxembourg real estate investment company, since March 1984. He has been a director of Hallwood Realty since November 1990. He is a Solicitor of the Supreme Court of Judicature of England.

Bill M. Van Meter, 66, has served as a Director of the Company since June 8, 1999. From September 1996 until June 1999, Mr. Van Meter was a director of Hallwood Consolidated. From 1986 until May 1996, Mr. Van Meter was President of the Energy Companies of ONEOK division of ONEOK Inc. From 1958 to 1996, Mr. Van Meter was employed by both major and independent oil companies. Mr. Van Meter is now a private investor.

Hamilton P. Schrauff, 64, has served as a Director of the Company since June 8, 1999. From September 1996 until June 1999, Mr. Schrauff was a director of Hallwood Consolidated. Since April 1999 Mr. Schrauff has been a partner in Tatum CFO Partners, LLP. From July 1998 until March 1999 he was an independent financial consultant. From March 1997 until June 1998, he was Chief Financial Officer of Burns Controls Company. From March 1996 to January 1997 he was Vice President of Capital Alliance. From August 1995 to February 1996 he was an independent financial consultant. From October 1991 to August 1995 he was Vice President and Chief Financial Officer of Basic Capital Management, Inc., Syntek Asset Management, Inc., American Realty Trust Investors, Inc., Income Opportunity Realty Trust and Transcontinental Realty Investors, Inc. From October 1991 to February 1994 he was Executive Vice President and Chief Financial Officer of National Income Realty Trust and Vinland Property Trust. From December 1990 to October 1991 he was Vice President Finance-Partnership Investments of Hallwood Group. From October 1980 to October 1990 he was Vice President Finance and Treasurer, and from November 1976 to September 1980 he was Vice President Finance, of Texas Oil and Gas Corporation. Mr. Schrauff is a Certified Public Accountant and Certified Financial Planner. He is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the Financial Executives Institute.

Hans-Peter Holinger, 57, has been a Director of the Company since June 8, 1999. He was a director of the general partner of HEP from March 1997 until June 1999. Mr. Holinger served as Managing Director of Interallianz Bank Zurich A.G. from 1977 until February 1993. Since February 1993, he has been the majority owner of Holinger Asset Management AG, Zurich. Mr. Holinger is a citizen of Switzerland.

EXECUTIVE OFFICERS

Following are brief biographies of the executive officers of the Company, other than Mr. Gumbiner and Mr. Guzzetti.

Russell P. Meduna, 45, has been Executive Vice President of the Company since December 15, 1998. Mr. Meduna was Executive Vice President of the general partner of HEP from October 1989 until June 1999. He was Executive Vice President of Hallwood Consolidated from June 1992 until June 1999. He has been Executive Vice President of Hallwood Petroleum, Inc. ("Hallwood Petroleum") since October 1989. Mr. Meduna was Vice President of Hallwood Petroleum from April 1989 to October 1989 and Manager of Operations from January 1989 to April 1989. He joined Hallwood Petroleum in 1984 as Production Manager. Prior to joining Hallwood Petroleum, he was employed by both major and independent oil companies. Mr. Meduna is a registered professional engineer in the States of Colorado and Texas.

Cathleen M. Osborn, 47, has been Vice President, Secretary and General Counsel of the Company since December 15, 1998. She was Secretary and General Counsel of Hallwood Consolidated from May 1992 until June 1999 and Vice President from June 1992 until June 1999. Ms. Osborn was Vice President, Secretary and General Counsel of the general partner of HEP from September 1986 until June 1999. She has been Vice President, Secretary and General Counsel of Hallwood Petroleum since October 1986. She joined Hallwood Petroleum in 1985 as senior staff attorney. Ms. Osborn is a member of the Colorado State Bar.

William J. Baumgartner, 44, has been Vice President and Chief Financial Officer of the Company and Hallwood Petroleum since November 22, 1999. From 1997 until November 1999 Mr. Baumgartner was Vice President-Finance, Chief Financial
Officer and a director of Miller Exploration Company. He was Vice President-Finance and Chief Financial Officer of Miller Oil Corporation from 1991 until 1997. He joined Miller Oil Company in 1985. Mr. Baumgartner was employed in public accounting and with various independent oil and gas exploration entities prior to joining Miller Oil Company.

Thomas J. Jung, 50, has been Vice President of Investor Relations of the Company since November 22, 1999. From December 15, 1998 until November 22, 1999, he was Vice President and Chief Financial Officer of the Company. He was Vice President and Chief Financial Officer of the general partner of HEP and of Hallwood Consolidated from May 1998 until June 1999. From January 1997 until April 1998, he was a Senior Financial Associate with Trinity Petroleum Management, and during that period he also provided consulting services. From 1994 to 1996, he was Chief Executive Officer of FAR Gas Acquisitions Corp. From 1986 until 1994, he was Vice President and Chief Financial Officer of NICOR Exploration & Production Company and Reliance Pipeline Company.

Betty J. Dieter, 52, has been Vice President of Administration of the Company since December 15, 1998. She has been Vice President of Hallwood Petroleum since January 1995. Her previous positions with Hallwood Petroleum have included Operations Manager, Rocky Mountain and Mid-Continent District Manager and Manager of Operations Accounting and Administration. She joined Hallwood Petroleum in 1985, and has 29 years experience in accounting and operations, 19 of which are in the oil and gas industry. Ms. Dieter is a Certified Public Accountant.

George Brinkworth, 58, has been Vice President of Exploration of the Company since December 15, 1998. He has been Vice President of Exploration of Hallwood Petroleum since August 1994. He became associated with Hallwood Petroleum in 1987 when he was President of a joint venture program funded by Hallwood
Petroleum and two other domestic oil companies. Mr. Brinkworth has 35 years experience with various exploration and production companies, including previous responsibility for operations in the United Kingdom, Spain, Morocco, Egypt, Indonesia, Malaysia and Peru, as well as in the United States. He is a registered geophysicist in the State of California.

William H. Marble, 48, has been Vice President of Business Development of the Company since December 15, 1998. He has been Vice President of Hallwood Petroleum since December 1990. His previous positions with Hallwood Petroleum have included Texas/Gulf Coast District Manager, Manager of Nonoperated Properties and Chief Engineer. He joined a predecessor general partner of HEP in 1984. Mr. Marble is a registered engineer in the Sate of Colorado and has 25 years oil and gas engineering experience.

HOW MANY TIMES DID THE BOARD AND ITS COMMITTEES MEET LAST YEAR, AND WHICH DIRECTORS ATTENDED THE MEETINGS?

The Board met three times during the 1999 fiscal year and acted five times by unanimous written consent. The Board has two standing committees: the Audit Committee and the Compensation Committee. Information set out below about these committees tells the number of meetings held by each of these committees. All directors attended at least 75%, in the aggregate, of the total number of meetings of the Board and the total number of meetings of all committees on which they served.

Audit Committee -- The Audit Committee reviews the annual audit report and the Company's accounting practices and procedures and recommends to the Board the firm of independent accountants to be engaged each year. The Audit Committee is composed of Mr. Schrauff, who is Chairman, Mr. Collins, and Mr. Isaac. The Committee met once during the 1999 fiscal year.

Compensation Committee -- The Compensation Committee determines the annual and long-term compensation of the Company's executive officers. The Compensation Committee is composed of Mr. Sebastian, who is Chairman, Mr. Van Meter, Mr. Holinger and Dr. Lubliner. The Committee met three times during the 1999 fiscal year.

HOW ARE THE DIRECTORS PAID FOR THEIR SERVICES TO THE COMPANY?

Directors who are not employees of the Company receive $20,000 per year, which is proportionately reduced if the director attends fewer than four meetings of the Board during the year. All Directors are reimbursed for their expenses incurred in attending meetings. Directors who serve on a committee of the Board receive $1,000 for each committee meeting attended if the committee meeting is not held in connection with a meeting of the Board. The chairman of each committee of the Board receives an additional annual fee of $5,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

The Company believes that each of its officers, Directors and greater than ten-percent owners complied with all Section 16(a) filing requirements applicable to them during fiscal 1999, except as set forth in the following table. The following persons made late filings in 1999:

       William Baumgartner      Form 4 for  grant of  options,  filed  late
       George Brinkworth        Form 3, filed late
       Betty  Dieter            Form 3, filed late
       William Marble           Form 3, filed late
       Bill Van Meter           Form 4 for purchase by wife's trust, filed late


                             EXECUTIVE COMPENSATION

HOW MUCH ARE THE COMPANY'S SENIOR EXECUTIVES PAID?

The following table sets forth the aggregate cash compensation paid for services rendered during the 1997, 1998, and 1999 fiscal years by (i) the Company's Chief Executive Officer and (ii) the Company's four other most highly compensated executive officers who were serving as executive officers at the end of the 1999 fiscal year (collectively, the "Named Executive Officers"). Amounts shown for 1997, 1998 and January 1, 1999 through June 8, 1999 were paid by HEP and Hallwood Consolidated.















                           SUMMARY COMPENSATION TABLE


                                                                                   Long Term
                                                Annual Compensation               Compensation

                                                                            Securities
                                                                            Underlying
                                                                          Options/ SARs            LTIP      All Other
                                                                                   -----
Name & Principal Position           Year       Salary         Bonus            (#)             Payouts   Compensation (1)
-------------------------           ----       ------         -----            ----            --------  -------------

Anthony J. Gumbiner (2)            1999         $168,333        $75,000            198,000      $66,208                  0
Chief Executive Officer            1998                0              0                (3)            0                  0
                                   1997                0              0                (5)                0              0


William L. Guzzetti                1999         $204,811       $171,000            117,000      $23,251             $4,800
President and Chief                1998          204,811        162,800                (3)       30,523              4,800
Operating Officer                  1997          204,294        143,870                (5)       42,854              4,750


Russell P. Meduna                  1999         $163,664        $88,000             88,500      $23,251             $5,375
Executive Vice                     1998          163,664         99,000                (3)       30,523              4,800
President                          1997          163,664        111,520                (5)       42,854              4,750


Cathleen M. Osborn                 1999         $119,614        $47,000             61,500      $16,956             $4,800
Vice President and                 1998          119,614         74,500                (3)       21,458              4,800
General Counsel                    1997          105,685        100,000                (5)       30,124              4,750


Thomas J. Jung                     1999         $122,278        $21,000             54,000            0             $4,800
Vice President                     1998           82,850         60,000            (3) (4)            0              1,922



(1) Employer contribution to 401(k) and a service award of $575 paid to Mr. Meduna in 1999.

(2) The amount shown in the table for 1999 is for the period from June 9, 1999 through December 31, 1999. During 1997 and 1998 HEP and Hallwood
     Consolidated participated in a consulting agreement between Hallwood Petroleum and Hallwood Group pursuant to which Hallwood Group received a fee of $550,000 for each year from affiliates of Hallwood Petroleum. A fee of $241,388 was paid under the agreement for the period January 1, 1999 through June 8, 1999. The consulting services were provided by HSC
     Financial Corporation ("HSC Financial"), through the services of Mr. Gumbiner and a former director of the Company, and Hallwood Group paid the annual fee it received to HSC Financial.

(3) Consists of the following options to acquire HEP Class C units granted in 1998. These options have terminated.

                                                         Securities Underlying
                   Name                                    Options/SARs (#)
                   ----                                    ----------------
          Anthony J. Gumbiner                                   34,588
          William L. Guzzetti                                   16,588
          Russell P. Meduna                                     14,188
          Cathleen M. Osborn                                    10,024
          Thomas J. Jung                                        10,024

(4) Consists of the following options to acquire HEP Class A units and Hallwood Consolidated common stock granted in 1998. These options have terminated.

                                                           Securities Underlying
                Name             Company                      Options/SARs (#)
                ----             -----------                  ----------------
          Thomas J. Jung                  HEP                          25,500
                                  Hallwood Consolidated                  9,540

(5) Consists of the following options to acquire Hallwood Consolidated common stock granted in 1997. These options have terminated.
                                                           Securities Underlying
                Name                                         Options/SARs(#)
                ----                                         ---------------
          Anthony J. Gumbiner                                         47,700
          William L. Guzzetti                                         23,850
          Russell P. Meduna                                           22,260
          Cathleen M. Osborn                                           9,540


WHAT STOCK OPTIONS HAVE BEEN AWARDED TO THE COMPANY'S SENIOR EXECUTIVES?

         The following table sets forth information with respect to all stock options granted in fiscal 1999 to the Named Executive Officers.

                                             Option/SAR Grants in Last Fiscal Year
                                                                                                  Potential Realized Value at
                                                                                                 Assumed Annual Rates of Stock
                                                                                                Price Appreciation for Option
                                                    Individual Grants                                      Term (2)
                                                    ------------------                                     -----
                                 Number of         % of Total
                                Securities        Options/SARs
                                Underlying          Granted        Exercise or                       5%              10%
                               Options/SARs       Employees in      Base Price     Expiration       $9.85           $13.64
           Name                 Granted (1)       Fiscal Year       ($/Share)         Date       Share Price      Share Price
           ----                 --------          -----------       ---------         ----       -----------      -----------

Anthony J. Gumbiner                    198,000         30              7.00          6/9/06          $564,241        $1,314,922
William L. Guzzetti                    117,000         18              7.00          6/9/06          $333,415          $776,999
Russell P. Meduna                       88,500         13              7.00          6/9/06          $252,199          $587,730
Cathleen M. Osborn                      61,500         9               7.00          6/9/06          $175,257          $408,423
Thomas J. Jung                          54,000         8               7.00          6/9/06          $153,884          $358,615



(1) Options have a seven-year term and vest cumulatively over three years at the rate of 1/3 on each of the date of grant and the first two anniversaries of the grant date. All options vest immediately in the event of certain changes in control of the Company.

(2) Securities and Exchange Commission Rules require calculation of potential realizable value assuming that the market price of the Common Stock appreciates in value at 5% and 10% annualized rates. At a 5% annualized rate of appreciation, the Common Stock price would be $9.85 at the end of seven years. At a 10% annualized rate of appreciation, the Common Stock price would be $13.64 at the end of seven years. No gain to an executive officer is possible without an appreciation in Common Stock value, which will benefit all holders of Common Stock. The actual value an executive officer may receive depends on market prices for the Common Stock, and there can be no assurance that the amounts reflected will actually be realized.

No options were exercised by executive officers in 1999. The following table sets forth the value of options held by the executive officers at December 31, 1999.

                  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


                                 Number of Securities Underlying           Value of Unexercised
                                   Unexercised Options/SARs at         In-the-Money Options/SARs at
                                            FY-End (#)                          FY-End ($)
Name                              Exercisable/Unexercisable (1)        Exercisable/Unexercisable (2)
----                              --------------------------           ---------------------------
Anthony J. Gumbiner                       66,000/132,000                            0/0
William L. Guzzetti                       39,000/78,000                             0/0
Russell P. Meduna                         29,500/59,000                             0/0
Thomas J. Jung                            18,000/36,000                             0/0
Cathleen M. Osborn                        20,500/41,000                             0/0



(1) Options have a seven-year term and vest cumulatively over three years at the rate of 1/3 on each of the date of grant and the first two anniversaries of the grant date. All options vest immediately in the event of certain changes in control of the Company.

(2) The exercise price of the options is $7.00 per share. The closing price of the Common Stock was $4.375 on December 31, 1999.

IN WHAT OTHER LONG TERM INCENTIVE PLANS DO SENIOR EXECUTIVES PARTICIPATE?

The executive officers and key employees of the Company participate in a phantom working interest plan that is intended to provide incentive and motivation to increase the oil and gas reserves of the Company and to continue their employment with the Company. Under the incentive plan, the Compensation Committee annually determines the portion of the Company's interests in the cash flow from certain wells drilled, recompleted or enhanced during that year, called the "plan year," which will be allocated to participants in the plan and the percentage of the remaining net present value of estimated future production from domestic wells for which the participants will receive payment in the sixth year of an award. The portion allocated to participants in the plan is referred to as the "plan cash flow." The Compensation Committee then determines which key employees and consultants may participate in the plan for the plan year and allocates the plan cash flow among the participants. Awards under the plan do not represent any actual ownership interest in the wells. Awards are made in the Compensation Committee's discretion. The phantom working interest plan is discussed in greater detail on page 17 of this Proxy Statement.

The following table describes awards to the Named Executive Officers of the Company for 1999 under the phantom working interest plan.











               Long-Term Incentive Plan Awards in Last Fiscal Year

                                                                   Performance or             Estimated Future
                                             Percentage of          Other Period          Payouts under Non-Stock
                   Name                     Plan Cash Flow          Until Payout           Price-Based Plans (1)
                   ----                     --------------          ------------           -----------------
   Anthony J. Gumbiner (2)                       37.5                   2004                      $75,505
   William L. Guzzetti                           7.14                   2004                      $14,376
   Russell P. Meduna                             7.14                   2004                      $14,376
   Thomas J. Jung                                5.36                   2004                      $10,792
   Cathleen M. Osborn                            5.36                   2004                      $10,792


(1)  These  amounts are  estimates  based on estimated  reserve  quantities  and future prices. Because of the uncertainties inherent in estimating quantities of reserves and prices, it is not possible to predict cash flow or remaining net present value of estimated future production with any degree of certainty.

(2)  The award was made to HSC Financial, with which Mr. Gumbiner is associated.

CHANGE IN CONTROL AGREEMENTS

The Company's Chief Executive Officer and its other Named Executive Officers are parties to Change in Control Agreements dated June 8, 1999, called individually a "CIC Agreement" and collectively the "CIC Agreements."

The CIC Agreements provide for a number of things to occur if the Company undergoes a Change in Control (as defined in the CIC Agreements), called a "CIC." Each agreement is for a term of three years. However, the contracts also provide for an automatic extension for three years if a CIC occurs. The purpose of the CIC Agreements is to assure the continued dedication of the executives who are parties to these agreements, notwithstanding the possibility, threat or occurrence of a CIC.

If, within two years of a CIC, the Company terminates such an executive's employment other than for cause, or the executive terminates his own employment within 180 days of a change in his duties after a CIC, the executive will be entitled to a lump sum cash payment equal to between two and three times the sum of such executive's annual base salary and the average annual bonus received by the executive during the three years immediately prior to the date of the CIC. Mr. Gumbiner and Mr. Guzzetti will receive three times their base salaries and bonuses; Mr. Meduna and Ms. Osborn will receive two and one-half times their base salaries and bonuses; and Mr. Jung will receive two times his base salary and bonuses. All stock options and other rights under the Company's 1999 Long Term Incentive Plan will become immediately vested and exercisable.

In addition, under the CIC Agreements, if the Company terminates an executive's employment other than for cause or the executive terminates his own employment within 180 days of a change in his duties after a CIC, the executive and his family will continue to receive the Company's health benefits for eighteen months following such termination date. The CIC Employment Agreements further provide for a "gross up" payment in the event that the payments set forth above are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. This means that the Company is obligated to reimburse the executive on a grossed-up basis for any excise tax imposed because the payments made to the executive are determined to be excess parachute payments under Section 280G of the Code.




COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Since June 8, 1999, the Compensation Committee of the Board has been comprised of four Directors, currently Mr. Sebastian, Chairman, Mr. Van Meter, Mr. Holinger and Dr. Lubliner. None of these Directors is or was an officer of the Company or any of its subsidiaries at any time now or in the past.

Prior to June 8, 1999, the entire Board of the general partner of HEP and the entire Board of Hallwood Consolidated made the 1999 compensation decisions for those entities. Mr. Gumbiner was Chief Executive Officer of the general partner of HEP and of Hallwood Consolidated and served on the compensation committee of Hallwood Group, of which Mr. Guzzetti is Executive Vice President. Mr. Guzzetti was also director and President of both the general partner of HEP and Hallwood Consolidated. Messrs. Gumbiner and Guzzetti served on the Boards of the general partner of HEP and of Hallwood Consolidated which made compensation decisions in January 1999. Mr. Gumbiner is Chief Executive Officer and a director, and Mr. Guzzetti is President and a director, of Hallwood Realty. During 1999, Mr. Gumbiner and Mr. Guzzetti served on the board of directors of the general partner of Hallwood Realty, which functioned as its compensation committee.

From January 1, 1999 through June 8, 1999, HEP and Hallwood Consolidated participated in a consulting agreement between Hallwood Petroleum and Hallwood Group pursuant to which Hallwood Group received a fee of $241,388 from affiliates of Hallwood Petroleum. The consulting services were provided by HSC Financial Corporation, through the services of Mr. Gumbiner and a former director of the Company, and Hallwood Group paid the annual fee it received to HSC Financial. Hallwood Group is also reimbursed by the Company and its affiliates for expenses incurred on their behalf. These reimbursements totalled $323,000 in 1999.

On June 8, 1999, the Company acquired the direct energy interests owned by Hallwood Group in exchange for 1,312,411 shares of the Company's Common Stock. The acquisition was made in connection with the consolidation of HEP and Hallwood Consolidated.


               COMPENSATION COMMITTEE REPORT ON 1999 COMPENSATION

WHAT IS THE COMPANY'S PHILOSOPHY OF EXECUTIVE COMPENSATION?

The Company's compensation philosophy is designed to motivate employees to contribute to the success of the Company through reserve replacement and enhancement of cash flow by fostering an atmosphere that encourages an entrepreneurial approach to the Company's business. The Company's compensation practices are designed to attract, motivate and retain key personnel by recognizing individual contributions, as well as the overall performance of the Company, through the use of "at risk" compensation strategies. The Company's compensation program for executive officers consists of four main components:
(i) base salaries that, over a two to three year period, are at least 20% below surveyed market salaries for companies similar in revenue and capital expenditures to the Company; (ii) annual cash bonus program based on overall Company performance measured against industry performance; (iii) phantom working interest awards intended to encourage the successful drilling/workover of wells; and (iv) stock option awards intended to motivate recipients to enhance stock value and align executive officer and shareholder interests.




BASE SALARY

The Compensation Committee determines base salaries for executive officers utilizing market survey data which focuses on other oil and gas companies similar in size as measured by revenue and capital expenditures. The Company targets 80% of the average of the executive officer positions for comparable companies within the surveys in determining executive base pay levels. Typically, the targeted percentage is reviewed and adjustments are considered every two to three years.

SALARY ADJUSTMENT IN 1999

Neither the Chief Executive Officer nor any other Named Executive Officers received salary adjustments in 1999.

1999 BONUSES

The total bonus pool available for distribution to the Company's executive officers is determined based on an assessment by the Compensation Committee of a number of quantitative and qualitative factors. The primary quantitative factors are operating costs, general and administrative costs, the effectiveness of capital expenditures in reserve replacement and the percentage of production replacement, in comparison to the historical performance of independent oil and gas companies as a group. The primary qualitative factors are the effectiveness of acquisitions and corporate transactions and the overall effectiveness of management and administration. Depending on the Company's success in these areas, the aggregate of salaries and cash bonuses paid to management employees may range from 67% of the average total compensation paid to similarly situated employees in comparable companies if the Company's performance is poor, to as high as 500% of the average total compensation paid by comparable companies if the Company's performance has been excellent. The objective of the bonus plan is to enhance stockholder value by rewarding employees for attainment of certain levels in strategic elements of the Company's business. After taking into account the various quantitative and qualitative factors, the Compensation Committee determined that the Company had an average year in the categories of overall reserves found and the effectiveness of capital expenditures, and a very good year in the arena of transactions. Based on this characterization that the overall performance of the Company was slightly better than average, the Compensation Committee authorized a bonus pool for the executive officers of an amount that, when aggregated with the officers' base salaries, would be equal to 95% of the total compensation paid to officers in comparable companies. This bonus pool amount, $514,000, is then allocated among the executive officers to approximately achieve 95% of total compensation of officers with similar positions in comparable companies.

PHANTOM WORKING INTEREST INCENTIVE PLAN

The Company's phantom working interest incentive plan is intended to provide incentive and motivation to the key employees of the Company to increase the oil and gas reserves of the Company and to continue their employment with the Company. Under the terms of this incentive plan, the Compensation Committee annually determines whether or not to allocate cash flow of certain wells completed or enhanced during the year, and if so, the percentage of cash flow to be allocated. The allocated cash flow is a portion of the Company's interest in the cash flow from certain international projects, if any, and wells drilled, recompleted or enhanced during that year. The Compensation Committee also approves the participants and their sharing percentage in the plan. Awards under the plan do not represent actual ownership in the wells. In making the awards, the Compensation Committee takes into consideration the recommendation of the executive officers of the Company.

An award under the plan means that a participant has the right, for five years, to receive a specified share of the plan cash flow from certain domestic wells drilled, recompleted or enhanced during the year of the award. In the sixth year, a participant receives an amount equal to a specified percentage (as determined by the Compensation Committee at the time of the award) of the remaining net present value of estimated future production from the wells, and the award is terminated. Cash flow from international projects, if any, is paid to participants for a ten-year period, but there is no buy-out for estimated future production. There are no international projects allocated to the Company's 1999 Plan, so the value of awards under the 1999 Plan depends primarily on the Company's results in 1999 in drilling, completing and achieving production from new wells and from certain recompletions and enhancements of existing wells. Five-year average oil and gas prices are used in determining the net present value of the awards.

The awards for the Company's 1999 phantom working interest plan were made in June 1999. For the 1999 plan year, the Compensation Committee allocated 2.8% of the cash flow from the eligible domestic wells to the plan. The Compensation Committee also determined that the participants' interests in the eligible domestic wells for the 1999 plan year would be purchased in the sixth year at 80% of the remaining net present value of the wells. These percentages were the same as under the similar 1999 incentive plan of the Company's predecessors, HEP and HCRC.

STOCK OPTIONS

The objective of the Company's 1999 Long-Term Incentive Plan, under which stock options are granted, is to motivate recipients to maximize the long-term growth and profitability of the Company. Recipients can recognize value from options granted only if the Company's stock price increases after the date on which such options are granted, because the exercise price of options granted is at least equal to the fair market value of the Company's stock on the date of grant. For this reason, the award of options aligns the long-range interests of the recipients with those of stockholders. Grants of options are generally made annually, although in 1999 the Compensation Committee made a second award of options in connection with the employment of the Company's new chief financial officer. The Compensation Committee determined the grant levels for grants to the chief executive officer and the executive officers of the Company after taking into consideration prior year's grants and the position of the grantee in relationship to responsibilities which could likely affect the price of the Company's stock.

PHILOSOPHY OF COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The Compensation Committee determined Mr. Gumbiner's salary after reviewing salary information on salaries paid to chief executive officers at other comparable companies. In addition to Mr. Gumbiner's base salary, he is also eligible to participate in the bonus, phantom working interest and stock option plans of the Company. These "at-risk" components of the Company's total compensation program serve to align Mr. Gumbiner's interests with those of the stockholders. The Committee feels that Mr. Gumbiner's compensation, including base salary, bonus payments, phantom working interest participation and stock option grants, is appropriately oriented toward risk-based, incentive compensation.

From January 1, 1999 through June 8, 1999, executive officers of the Company were compensated by HEP and Hallwood Consolidated, and compensation decisions were made by the full Boards of the general partner of HEP and of Hallwood Consolidated. On June 8, 1999, the current Compensation Committee of the Board of the Company was formed.


Members of the Compensation Committee    Members of the Compensation
of the General Partner of HEP            Committee of Hallwood Consolidated     Members of the Compensation
               --------------                                  ------------
                                                                                Committee of the Company

Anthony J. Gumbiner                      Anthony J. Gumbiner                    Rex A. Sebastian
Nathan C. Collins                        William L. Guzzetti                    Hans-Peter Holinger
William L. Guzzetti                      Jerry A. Lubliner                      Jerry A. Lubliner
Hans-Peter Holinger                      John R. Isaac, Jr.                     Bill M. Van Meter
Rex A. Sebastian                         Bill M. Van Meter
Brian M. Troup                           Hamilton P. Schrauff
                                         Brian M. Troup


                            COMMON STOCK PERFORMANCE

The graph shown below compares the cumulative total stockholder return on the Company's Common Stock since June 9, 1999, the first day of trading, with the NASDAQ Stock Market Index and the S & P Oil and Gas Index. The graph is based on the investment of $100 on June 6, 1999 in the Company and on May 31, 1999 in the indices.


Measurement    Hallwood Energy           S&P Oil & Gas             Nasdaq Stock
  Period        Corporation         (Exploration & Production)     Market (U.S.)

  6/9/99           100.00                    100.00                    100.00
 12/31/99           62.50                     93.22                    160.79


                              INDEPENDENT AUDITORS

Deloitte & Touche LLP currently serves the Company as independent auditors. Representatives of Deloitte & Touche LLP will be available at the annual meeting to respond to appropriate questions from stockholders.



                           2001 STOCKHOLDER PROPOSALS

Any stockholder proposal intended to be presented for consideration at the 2001 Annual Meeting of Stockholders and to be included in the Company's Proxy Statement for that meeting must be received by the Secretary at the Company's offices, 4610 S. Ulster Street, Suite 200, Denver, Colorado 80237, on or before December 8, 2000. Only proposals deemed to be for a proper purpose will be included in the Company's Proxy Statement. As permitted by the Company's Bylaws, stockholder proposals received after December 8, 2000 and before February 21, 2001 will be considered timely, but will not be included in the Company's Proxy Statement. Stockholder proposals received after February 21, 2001 will be considered untimely, and the proxies solicited by the Company for next year's annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                                  OTHER MATTERS

It is not presently expected that any matters other than those discussed herein will be brought before the annual meeting. If, however, other matters do come before the meeting, it is the intention of the persons named as representatives in the accompanying Proxy to vote in accordance with the recommendation of the Company's management.

                                 REVOCABLE PROXY
                           HALLWOOD ENERGY CORPORATION

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2000
               Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints William L. Guzzetti and Cathleen M. Osborn, and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Hallwood Energy Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 3710 Rawlins, Suite 1500, Dallas, Texas, on Wednesday, May 17, 2000, at 11:00 a.m. (the Annual Meeting"), and at any and all adjournments or postponements thereof. Said proxies are herein specifically authorized to vote in the election of Directors and to vote said shares upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof, as the above named proxies shall determine.

PLEASE VOTE ALL CLASSES OF SHARES YOU OWN.

Common Shares

1.   The election of all nominees  listed below for a term  expiring at the 2003
     Annual  Meeting  (Except  as  marked to the  contrary  below).
     William  L. Guzzetti,  Nathan  Collins and Jerry A. Lubliner

INSTRUCTION: To withhold your vote for any individual nominee, insert the nominees name on the line provided below.

                  For               Withhold         For All Except
                  [   ]              [   ]               [   ]


     ---------------------------------------------------------------------

2. To transact such other business as may properly come before the meeting and all adjournments or postponements thereof.

                  For               Against                   Abstain
                 [   ]               [   ]                     [   ]

Series A Cumulative Preferred Shares

1.   The election of all nominees  listed below for a term  expiring at the 2003
     Annual  Meeting  (Except  as  marked to the  contrary  below).
     William  L. Guzzetti,  Nathan  Collins and Jerry A. Lubliner

INSTRUCTION: To withhold your vote for any individual nominee, insert the nominees name on the line provided below.

                  For               Withhold         For All Except
                 [   ]               [   ]                 [   ]

     -----------------------------------------------------------------

2. To transact such other business as may properly come before the meeting and all adjournments or postponements thereof.

                  For               Against                   Abstain
                 [   ]               [   ]                     [   ]


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE OTHER PROPOSITION STATED.


Please be sure to sign and date                     Date_______________________
 this Proxy in the box below.
 ______________________________________________________________________________
|                                                                              |
|                                                                              |
|                                                                              |
|______Stockholder sign above_______________Co-holder (if any) sign above______|

-------------------------------------------------------------------------------
    Detach above card, date, sign and mail in postage-paid envelope provided.

                           HALLWOOD ENERGY CORPORATION

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. Corporation proxies should be signed in corporate name by an officer. If shares are held jointly, each holder should sign.

                 PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.